T. Rowe Price Emerging Markets Corporate Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2024, Shiu Tak (Sheldon) Chan will join Siby Thomas as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Samy B. Muaddi will step down as a co-portfolio manager but will remain a member of the fund’s Investment Advisory Committee. Mr. Chan joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2024, Shiu Tak (Sheldon) Chan will join Siby Thomas as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Chan joined the Firm in 2011, and his investment experience dates from 2004. During the past five years, he has served as a fixed income emerging markets credit analyst and an associate portfolio manager, and a portfolio manager on regional focused Emerging Markets Corporate Strategies beginning in 2020. Effective September 30, 2024, Mr. Muaddi will step down as one of the fund’s co-portfolio managers and as a cochair of the fund’s Investment Advisory Committee, but will remain a member of the Investment Advisory Committee.

The date of this supplement is June 3, 2024.

F193-041 6/3/24